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                                EXHIBIT 10.14

                           GTECH HOLDINGS CORPORATION

           SCHEDULE OF RECIPIENTS OF EXECUTIVE SEPARATION AGREEMENTS 1
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                        RECIPIENT                  PAYOUT PERIOD 2

        Howard Cohen                                    (3)
        David Calabro                                36 months
        Marc Crisafulli                              36 months
        Kathleen McKeough                            36 months
        Jaymin Patel                                 36 months
        Antonio Carlos Rocha                         36 months
        Larry Smith                                  36 months
        Donald Stanford                              36 months
        Donald Sweitzer                              36 months
        W. Bruce Turner                                 (4)



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1 Sets forth recipients who are, or who were during fiscal 2002, executive officers and/or directors of GTECH Holdings Corporation and who are currently parties to separation agreements.

2 Executive is to receive continuation of his base salary at time of separation, plus certain health, insurance and other benefits for the respective number of months indicated.

3 See Agreement, dated March 5, 2001, as amended, between Howard Cohen and the Company.

4 See Agreement, dated as of August 9, 2000, as amended, between W. Bruce Turner and the Company.